
--------------------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
--------------------------------------------------------------------------------
Property Name:        FOXHALL SQUARE

Seller: FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1 a Florida limited partnership

                      FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2 a Florida limited partnership

Purchaser:            COLUMBIA REALTY VENTURE
                      a District of Columbia limited partnership

Proration Date:       11/9/97

Proration as of:      11:59 PM, SUNDAY, NOVEMBER 9, 1997

Closing Date:         11/10/97

Closing as of:        MONDAY, NOVEMBER 10, 1997

Tax Begin Date:       10/1/97

Tax End Date:         9/30/98

Month Begin Date:     11/1/97

Month End Date:       11/30/97

                               CLOSING STATEMENT
                                FOXHALL SQUARE
--------------------------------------------------------------------------------
SELLER: FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1 a Florida limited partnership

                   FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. -2 a Florida limited partnership

PURCHASER:         COLUMBIA REALTY VENTURE
                   a District of Columbia limited partnership

PRORATION DATE:    11:59 PM, SUNDAY, NOVEMBER 9, 1997

CLOSING (FUNDING)  MONDAY, NOVEMBER 10, 1997

--------------------------------------------------------------------------------

                                                                         CREDIT                      CREDIT
                                                                      PURCHASER                      SELLER
                                                                ----------------           ----------------
PURCHASE PRICE                                                                                17,125,000.00
EARNEST MONEY (held by Settlement Corp.)                              950,000.00

PROPERTY MARKET REMOVAL FEE (Held by Seller)                           50,000.00

INTEREST ON EARNEST MONEY                                                    POC

PRO-RATE PROPERTY TAXES [See Schedule A]                               28,681.59

PRO-RATE NOVEMBER, 1997 LEASE CHARGES                                 155,178.62
   [See Schedules D/D1]

TENANT PREPAID RENTS [See Schedule B]                                   9,782.10

PRO-RATE SERVICE CONTRACTS [See Schedule C]                             6,522.09

SECURITY DEPOSITS [See Schedule D]                                     83,642.05

SECURITY DEPOSIT INTEREST CREDIT FOR TENANT LEYVA BALFOUR                 487.03

MERCHANT ASSOCIATION FEES [6]                                             996.63

DRS. ADRIAN AND DUFRESNE TI CREDIT                                    104,402.55

JACKIE CHALKLEY INC TI CREDIT [5]                                       4,011.01

FOXHALL INTERNISTS PC TI CREDIT [5]                                    55,824.15

PARKING REVENUE CREDIT [See Schedule E]                                                            4,320.62

ABOVE-GROUND STORAGE TANK INSTALLATION CREDIT                          17,385.00
                                                                ----------------           ----------------
   SUBTOTALS                                                        1,466,912.82              17,129,320.62

CASH AMOUNT DUE TO SELLER                                          15,662,407.80
                                                                ----------------           ----------------

   TOTAL CREDITS                                                   17,129,320.62              17,129,320.62
                                                                ================           ================

NOTES:

[1] All real estate taxes, personal property taxes and assessments relating to the Property are to be reprorated or prorated upon receipt of actual bill(s).

[2] Utility payments shall be directed to the parties for their respective periods of ownership based upon meter reads ordered the day of the Closing Date.

[3] Seller agrees to pay all invoices or charges payable to service contract vendors or other vendors of supplies or services which are unpaid at Closing and relate to periods prior to and including November 9, 1997, or which relate to periods after Closing to the extent Seller received a credit from Purchaser at Closing.

[4] Interest earned on the Earnest Money Deposit shall be returned directly to Purchaser by Settlement Corp.

[5] The Foxhall Internists TI credit is the PV of $60,162.59 for 18 months at
    5%. For the Jackie Chalkley TI credit, Seller assigns to Purchaser the right to collect and the interest in Seller's pro rata share of tenant's outstanding balance as of closing.

[6] Merchant Association Fees include the pro-rated share of Seller's contribution ($97.71), and is not subject to reproration.


APPROVED:  SELLER                                        APPROVED:  PURCHASER
FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1        COLUMBIA REALTY VENTURE
a Florida limited partnership                            a District of Columbia limited partnership



By:  ___________________________________________         By:  _____________________________________


FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. -2 a Florida limited partnership



By:  ___________________________________________

-------------------------------------------------------------------------------

                                FOXHALL SQUARE

                          SOURCES AND USES STATEMENT

--------------------------------------------------------------------------------

                               PURCHASER'S SOURCES AND USES:
                               ----------------------------
BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                        15,662,407.80
                                                                                                 -------------

ADDITIONAL CASH OUTLAYS BY PURCHASER:

        SETTLEMENTCORP
                Owner's Title Insurance Premium - Lawyers Title (100%)                14,591.20
                Lender's Title Insurance - Commmonwealth Land Title (100%)               500.00
                Title Insurance Policy Endorsements (100%)                             1,570.00
                Survey (100%)                                                               POC
                Transfer Taxes (50%)                                                 188,375.00
                Delivery Charge payable to Settlementcorp                                295.50
                Recording Fees (100%)                                                    580.00
                                                                                 --------------
        PURCHASER'S CLOSING COSTS                                                                   205,911.70
                                                                                                 -------------

TOTAL CASH OUTLAY BY PURCHASER                                                                   15,868,319.50
                                                                                                 =============


--------------------------------------------------------------------------------------------------------------


                                SELLER'S SOURCES AND USES:
                                -------------------------

EARNEST MONEY (Held by Settlementcorp)                                                              950,000.00
CASH AMOUNT DUE TO SELLER                                                                        15,662,407.80
                                                                                                 -------------
TOTAL SELLER'S SOURCES                                                                           16,612,407.80
                                                                                                 -------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

BROKER COMMISSION TO CASSIDY & PINKARD, INC.                                                        342,152.30

        SETTLEMENTCORP
                Transfer Taxes (50%)                                                 188,375.00
                Delivery Charge payable to Settlementcorp                                 60.00

                                                                                 --------------
                                                                                                    188,435.00

ESCROW HOLDBACK FOR WATER BILL (7/25/97-10/10/97) HELD BY SETTLEMENTCORP                             12,353.32


TOTAL CASH OUTLAY BY SELLER                                                                         542,940.62
                                                                                                 -------------

BALANCE TO SELLER                                                                                16,069,467.18
                                                                                                 =============


                                  SCHEDULE A

--------------------------------------------------------------------------------

        FOXHALL SQUARE
        PRO-RATE 1997 PROPERTY TAXES
        PRORATION MADE AS OF:        11:59 PM, SUNDAY, NOVEMBER 9, 1997

--------------------------------------------------------------------------------

        FISCAL YEAR 1997 REAL ESTATE TAXES
        ----------------------------------
        # Lot 0001   Square 1601                                     261,719.50
                                                                     ----------

        ESTIMATED 1997/1998 TAXES                                    261,719.50


        SELLER'S  PRORATA SHARE OF 1997 TAXES         40/365             10.959%
                                                                     ----------

        SELLER'S SHARE OF 1997/1998 TAXES                             28,681.59
        PURCHASER'S SHARE OF 1997/1998 TAXES                         233,037.91

        CREDIT DUE TO PURCHASER (SELLER):                             28,681.59
                                                                     ==========

    [1] Purchaser and Seller will reprorate the 1997/1998 real estate taxes after actual bills are received and paid.


                                  SCHEDULE B

-------------------------------------------------------------------------------

        FOXHALL SQUARE
        TENANT PREPAID RENTS
        PRORATION MADE AS OF:   11:59 PM, SUNDAY, NOVEMBER 9, 1997

-------------------------------------------------------------------------------


                                                                           AMOUNT
        SUITE #         TENANT NAME                                       PREPAID
        ------------------------------------------------------------------------------
                Prepaid Rent:

                Leyva Balfour                                               $6,079.98
                US Travel Systems                                              250.00
                Foxhall Square OB GYN Associates                                79.56
                Tree Top Toys Inc.                                             160.00
                Voorthuis Opticians Inc.                                       405.30
                Rite Aid Of Washington, DC                                   2,807.26

                                                                        --------------
                                        CREDIT TO PURCHASER                 $9,782.10
                                                                         =============
















                                  SCHEDULE C

------------------------------------------------------------------------------------------------------

FOXHALL SQUARE
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:              11:59 PM, SUNDAY, NOVEMBER 9, 1997

------------------------------------------------------------------------------------------------------

SERVICE CONTRACTS

                                                                                           CREDIT DUE
                                                      BILLING PERIOD      # of DAYS         PURCHASER
VENDOR NAME                        PAYMENT              BEGIN      END       CREDIT       or (SELLER)
------------------------------------------------------------------------------------------------------

PAID BY SELLER
--------------

American Elevator (annual inspect.)     (290.00)       09/01/97  08/31/98       295           (234.38)
D.C. Treasury (elevator license)        (500.00)       06/01/97  05/31/98       203           (278.08)

                                   CREDIT TO DUE PURCHASER (SELLER)                           (512.46)
                                                                                          ------------


PAYABLE BY PURCHASER
--------------------
Browning_Ferris Inc.                   1,786.20        11/01/97  11/30/97         9            535.86
Calvert-Jones Co.                        275.00        11/01/97  11/30/97         9             82.50
Rentokil (Int. plant maint.)             517.12        11/01/97  11/30/97         9            155.14
Rentokil (Landscaping)                 1,886.66        11/01/97  11/30/97         9            566.00
Enterprise Answering Service             116.86        11/01/97  11/30/97         9             35.06
Honeywell (burglar alarm monitor)        750.00        10/01/97  12/31/97        40            326.09
Honeywell (burglar alarm Maint.)         416.50        10/01/97  12/31/97        40            181.09
Music Incorporated                        91.05        11/01/97  11/30/97         9             27.32
Pagenet Paging Network                    74.78        11/01/97  11/30/97         9             22.43
Potomac Building Maintenance Co.      13,111.15        11/01/97  11/30/97         9          3,933.35
Security Assurance Mgmt.               2,975.00        11/01/97  11/30/97         9            892.50
Stratos Elevator Inc.                    850.00        11/01/97  11/30/97         9            255.00
Westerm Termite & Pest Control            74.03        11/01/97  11/30/97         9             22.21

                                   CREDIT TO DUE PURCHASER (SELLER)                          7,034.55
                                                                                          ------------

                                   TOTAL CREDIT TO DUE PURCHASER (SELLER)                    6,522.09
                                                                                           ===========






                                                            SCHEDULE D
------------------------------------------------------------------------------------------------------------------------------------

FOXHALL SQUARE
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF :            11:59 PM, SUNDAY, NOVEMBER 9, 1997

------------------------------------------------------------------------------------------------------------------------------------

                                                               NOVEMBER            NOVEMBER           NOVEMBER
                                              TENANT            MONTHLY          ESCALATION              OTHER              TOTAL
TENANT                                      DEPOSITS               RENT             CHARGES             INCOME            CHARGES
------------------------------------------------------------------------------------------------------------------------------------
Abrielle, Inc.                              4,740.00           4,858.50               60.00             129.42           5,047.92
Ace Beverage of Wash.                       8,302.08           9,655.67              200.00                -             9,855.67
Adrian & Dufresne, Drs.                     2,408.00          11,996.00                 -                  -            11,996.00
Alagia, Damian III                          2,918.67           3,345.85                 -                  -             3,345.85
Banfield, Archer, O'Brien                        -             3,376.14              250.00                -             3,626.14
Blackman, Jane H.                           2,278.34           5,559.68              327.36                -             5,887.04
Boltansky, Howard                           5,221.67           5,221.67                 -                  -             5,221.67
Broring, Charles L.                         1,060.00           1,255.66              100.00                -             1,355.66
Capitol Rehab Physical Therapy                   -             3,366.78              100.00                -             3,466.78
Cathedral Galleries                         1,108.00           2,099.50               50.00                -             2,149.50
Choyke, Lynda                                    -             1,481.33                 -                  -             1,481.33
Christopher Harrrington  (1)                  999.17                -                   -                  -                  -
Collins, Gordan, Johnson  Drs.                   -             6,414.18              200.00             335.80           6,949.98
Crestar Bank, NA                                 -            10,589.45                 -             1,282.63          11,872.08
Curfman, David R.                                -             1,578.88                 -                  -             1,578.88
Davenport, Nancy J.                         3,362.33           3,498.17              160.00                -             3,658.17
Fermaglich, Joseph L.                         460.03           1,387.24               50.00                -             1,437.24
Flower Designer                             2,515.33           2,629.67                 -                  -             2,629.67
Footer, Robert D.                                -             2,203.32              185.00                -             2,388.32
Forensic Sciences Med. Group                2,351.96           2,423.02                 -                  -             2,423.02
Foxhall Cafeteria (Zion Enterprises)        3,333.33           3,089.94               75.00                -             3,164.94
Foxhall Podiatry Assoc. PC                       -             3,438.50               40.00                -             3,478.50
Foxhall Square Internists PC                     -            15,623.33              200.00              60.95          15,884.28
Foxhall Square OB GYN Assoc.                     -             5,795.65              396.82              58.50           6,250.97
Foxhall Square Cleaners                       500.00             982.50               50.00                -             1,032.50
Foxhall Surgical Assoc.                          -             8,187.33              510.10                -             8,697.43
Georgetown College, Pres. & Dir (205)            -             5,755.52               50.00             163.62           5,969.14
Georgetown College, Pres. & Dir (324)       1,866.00           7,405.25                 -               274.00           7,679.25
Giere, Joseph W.                                 -             3,928.15              231.04                -             4,159.19
Gray, Ludewig Drs.                               -             2,971.95              106.92                -             3,078.87
Greer, Douglas                                   -             3,014.44               41.15                -             3,055.59
Harris, Denis R.                                 -             2,781.09              175.00                -             2,956.09
Hughes, William S.                          1,166.67           1,416.56               34.22                -             1,450.78
Jackie Chalkley Inc.                             -             3,434,87              150.00                -             3,584.87
Jean Paul Mardoian Hair Salon                    -             2,613.75               50.00              39.73           2,703.48

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   NOVEMBER
                                                                   PR'S             & PRIOR              TOTAL              TOTAL
                                             CHARGES            PRORATA             BALANCE               SR'S               PR'S
TENANT                                          PAID              SHARE                 O/S          SHARE O/S          SHARE O/S
------------------------------------------------------------------------------------------------------------------------------------
Abrielle, Inc.                              5,047.92           3,533.54                 -                  -                  -
Ace Beverage of Wash.                       9,855.67           6,898.97                 -                  -                  -
Adrian & Dufresne, Drs.                    11,996.00           8,397.20                 -                  -                  -
Alagia, Damian III                          3,345.85           2,342.10                 -                  -                  -
Banfield, Archer, O'Brien                   3,626.14           2,538.30                 -                  -                  -
Blackman, Jane H.                           5,887.04           4,120.93                 -                  -                  -
Boltansky, Howard                           5,221.67           3,655.17                 -                  -                  -
Broring, Charles L.                         1,355.66             948.96                 -                  -                  -
Capitol Rehab Physical Therapy              3,466.78           2,426.75                 -                  -                  -
Cathedral Galleries                         2,149.50           1,504.65                 -                  -                  -
Choyke, Lynda                               1,481.33           1,036.93                 -                  -                  -
Christopher Harrrington  (1)                     -                  -                   -                  -                  -
Collins, Gordan, Johnson  Drs.              6,949.98           4,864.99                 -                  -                  -
Crestar Bank, NA                           11,872.08           8,310.46                 -                  -                  -
Curfman, David R.                           1,578.88           1,105.22                 -                  -                  -
Davenport, Nancy J.                         3,658.17           2,560.72                 -                  -                  -
Fermaglich, Joseph L.                       1,437.24           1,006.07                 -                  -                  -
Flower Designer                                  -                  -              3,790.12           1,949.35           1,840.77
Footer, Robert D.                           2,388.32           1,671.82                 -                  -                  -
Forensic Sciences Med. Group                2,423.02           1,696.11                 -                  -                  -
Foxhall Cafeteria (Zion Enterprises)             -                  -              3,164.94             949.48           2,215.46
Foxhall Podiatry Assoc. PC                  3,478.50           2,434.95                 -                  -                  -
Foxhall Square Internists PC                     -                  -             15,884.28           4,765.28          11,119.00
Foxhall Square OB GYN Assoc.                6,250.97           4,375.68                 -                  -                  -
Foxhall Square Cleaners                     1,032.50             722.75                 -                  -                  -
Foxhall Surgical Assoc.                     8,697.43           6,088.20                 -                  -                  -
Georgetown College, Pres. & Dir (205)       5,969.14           4,099.40              362.22             283.22              79.00
Georgetown College, Pres. & Dir (324)       7,679.25           5,375.48              183.69             183.69                -
Giere, Joseph W.                            4,159.19           2,911.43                 -                  -                  -
Gray, Ludewig Drs.                          3,078.87           2,155.21                 -                  -                  -
Greer, Douglas                              3,055.59           2,027.35              159.37              47.81             111.56
Harris, Denis R.                                 -                  -              3,224.11           1,154.85           2,069.26
Hughes, William S.                          1,450.78           1,015.55                 -                  -                  -
Jackie Chalkley Inc.                             -                  -             15,498.40          12,988.99           2,509.41
Jean Paul Mardoian Hair Salon               2,703.48           1,892.44                 -                  -                  -


                                                            SCHEDULE D
-----------------------------------------------------------------------------------------------------------------
FOXHALL SQUARE
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:     11:59 PM, SUNDAY, NOVEMBER 9, 1997
-----------------------------------------------------------------------------------------------------------------
                                                            NOVEMBER       NOVEMBER      NOVEMBER
                                                  TENANT     MONTHLY     ESCALATION         OTHER           TOTAL
TENANT                                          DEPOSITS        RENT        CHARGES        INCOME         CHARGES
-----------------------------------------------------------------------------------------------------------------
Leyva, Balfour Drs.                             3,085.00    5,809.81         316.70           -          6,126.51
Lorenz, Patrick C.                                  -       1,128.00            -             -          1,128.00
Marshall, Joseph                                    -       1,664.00            -             -          1,664.00
Merida, Mahat Drs.                                  -       5,636.68          75.00           -          5,711.68
Meyer, Donald                                       -       2,334.00         125.91        168.16        2,628.07
MGMB Inc.                                       1,239.33    3,220.96          18.00           -          3,238.96
Moini, M                                        2,440.00    2,259.08         160.00           -          2,419.08
Mopsik, Edward                                      -       1,919.79            -             -          1,919.79
National Health Lab                             1,733.67    1,511.25            -             -          1,511.25
Novello, Joseph R.                              1,900.17    1,083.33            -             -          1,083.33
Pascualvaca, Dauphinais Drs.                    1,488.67    1,488.67            -             -          1,488.67
Point of It All                                   384.80    2,070.25          50.00           -          2,120.25
Retina Consultants PC                           2,522.67    2,573.12            -             -          2,573.12
Rite Aid of Washington                              -      11,858.33         510.00        492.00       12,860.33
Rothschild, Stanley R.                              -       6,313.14         423.97         81.15        6,818.26
RVI Inc.                                        1,793.50    2,759.17            -             -          2,759.17
Security Assurance Mgmt.                            -         318.00            -             -            318.00
Skynear & Company                                   -       1,667.75          50.00           -          1,717.75
Spence, Constinople Drs.                        1,824.00    6,438.34         400.00           -          6,838.34
Tanya Bio Aesthetics                            2,432.50    2,895.83         150.00           -          3,045.83
Teter, Lenore                                   1,592.50    1,827.43         100.74           -          1,928.17
Tree Top Toys Inc.                              1,050.00    9,689.30         150.00        662.80       10,502.10
US Travel Systems Inc.                            600.83    1,562.17            -             -          1,562.17
Voorthuis Opticians Inc.                            -       6,527.13         454.75        952.94        7,934.82
Walker, Rondi Kathleen                          5,572.00    2,786.00            -             -          2,786.00
Washington Framing Art                          2,698.33    2,329.08            -          132.87        2,461.95
Washington Neurosurgical                            -       3,381.92         270.00        122.87        3,774.79
Weinstein, Allan M.                             6,692.50    6,781.52         441.00           -          7,222.52

                                               ------------------------------------------------------------------
                                               83,642.05  253,213.59       7,488.68      4,957.44      265,659.71

                                                                              NOVEMBER
                                                                   PR'S        & PRIOR           TOTAL        TOTAL
                                                CHARGES         PRORATA        BALANCE            SR'S         PR'S
                                                   PAID           SHARE            O/S       SHARE O/S    SHARE O/S
-------------------------------------------------------------------------------------------------------------------
Leyva, Balfour Drs.                            6,126.51        4,288.56            -               -            -
Lorenz, Patrick C.                             1,128.00          789.60            -               -            -
Marshall, Joseph                               1,664.00        1,164.80            -               -            -
Merida, Mahat Drs.                             5,711.68        3,998.18       5,711.68        5,711.68          -
Meyer, Donald                                       -               -              -               -            -
MGMB Inc.                                        975.98          683.19       3,139.46        1,555.37     1,584.09
Moini, M                                       2,419.08        1,693.36            -               -            -
Mopsik, Edward                                 1,919.79        1,343.85            -               -            -
National Health Lab                            1,511.25        1,057.88         781.12          781.12          -
Novello, Joseph R.                             1,083.33          758.33            -               -            -
Pascualvaca, Dauphinais Drs.                   1,488.67        1,042.07            -               -            -
Point of It All                                2,067.67        1,447.37          52.58           15.77        36.81
Retina Consultants PC                               -               -         2,573.12          771.94     1,801.18
Rite Aid of Washington                        12,860.33        9,002.23            -               -            -
Rothschild, Stanley R.                         6,818.26        4,772.78            -               -            -
RVI Inc.                                       2,759.17        1,931.42         710.39          710.39          -
Security Assurance Mgmt.                         300.00          210.00          18.00            5.40        12.60
Skynear & Company                                   -               -         1,876.54          674.11     1,202.43
Spence, Constinople Drs.                       6,838.34        4,786.84            -               -            -
Tanya Bio Aesthetics                           2,895.83        2,027.08       1,594.50        1,489.50       105.00
Teter, Lenore                                       -               -         2,978.81        1,629.09     1,349.72
Tree Top Toys Inc.                            10,502.10        7,351.47            -               -            -
US Travel Systems Inc.                         1,562.17        1,093.52            -               -            -
Voorthuis Opticians Inc.                       7,934.82        5,554.37            -               -            -
Walker, Rondi Kathleen                             6.00            4.20       2,780.00          834.00     1,946.00
Washington Framing Art                         2,461.95        1,723.37            -               -            -
Washington Neurosurgical                       3,774.79        2,642.35            -               -            -
Weinstein, Allan M.                            5,849.24        4,094.47       1,373.28          411.98       961.30

                                             ----------------------------------------------------------------------
                                             221,683.69      155,178.62      65,856.61       36,913.02    28,943.59

NOTES:
(1) Rental Abatement

                                                     SCHEDULE D1

---------------------------------------------------------------------------------------------------------------------

FOXHALL SQUARE
MERCHANT ASSOCIATION FEES
PRORATION MADE AS OF:                                 11/9/97

---------------------------------------------------------------------------------------------------------------------
                                                                   NOVEMBER
                                            NOV.                    & PRIOR    BALANCE                          TOTAL
                                          MERCH.      CHARGES       BALANCE      PRIOR           BALANCE         PR'S
TENANT                                      DUES         PAID           O/S       11/1    FOR 11/11 PMTS    SHARE O/S
---------------------------------------------------------------------------------------------------------------------
Abrielle, Inc.                             30.00       30.00            -          -                 -            -
Ace Beverage of Wash.                        -           -              -          -                 -            -
Adrian & Dufresne, Drs.                      -           -              -          -                 -            -
Alagia, Damian III                           -           -              -          -                 -            -
Banfield, Archer, O'Brien                    -           -              -          -                 -            -
Blackman, Jane H.                            -           -              -          -                 -            -
Boltansky, Howard                            -           -              -          -                 -            -
Broring, Charles L.                          -           -              -          -                 -            -
Capitol Rehab Physical Therapy               -           -              -          -                 -            -
Cathedral Galleries                        11.88       11.88            -          -                 -            -
Choyke, Lynda                                -           -              -          -                 -            -
Christopher Harrrington  (1)                 -           -              -          -                 -            -
Collins, Gordan, Johnson  Drs.               -           -              -          -                 -            -
Crestar Bank, NA                           51.25       51.25            -          -                 -            -
Curfman, David R.                            -           -              -          -                 -            -
Davenport, Nancy J.                          -           -              -          -                 -            -
Fermaglich, Joseph L.                        -           -              -          -                 -            -
Flower Designer                            17.15         -            17.15        -               17.15        17.15
Footer, Robert D.                            -           -              -          -                 -            -
Forensic Sciences Med. Group                 -           -              -          -                 -            -
Foxhall Cafeteria (Zion Enterprises)       18.09         -            18.09        -               18.09        18.09
Foxhall Podiatry Assoc. PC                   -           -              -          -                 -            -
Foxhall Square Internists PC                 -           -              -          -                 -            -
Foxhall Square OB BYN Assoc.                 -           -              -          -                 -            -
Foxhall Square Cleaners                     6.25        6.25            -          -                 -            -
Georgetown College, Pres. & Dir (205)        -           -              -          -                 -            -
Georgetown College, Pres. & Dir (324)        -           -              -          -                 -            -
Giere, Joseph W.                             -           -              -          -                 -            -
Greer, Douglas                               -           -              -          -                 -            -
Harris, Denis R.                             -           -              -          -                 -            -
Hughes, William S.                           -           -              -          -                 -            -
Jackie Chalkley Inc.                       22.07         -            88.28      66.21             22.07        88.28
Jean Paul Mardoian Hair Salon              17.43       17.43            -          -                 -            -
Leyva, Balfour Drs.                          -           -              -          -                 -            -
Lorenz, Patrick C.                           -           -              -          -                 -            -
Marshall, Joseph                             -           -              -          -                 -            -
Merida, Mahat  Drs.                          -           -              -          -                 -            -
Meyer, Donald                                -           -              -          -                 -            -
MGMB Inc.                                  14.30         -            28.60      14.30             14.30        28.60
Moini, M                                     -           -              -          -                 -            -
Mopsik, Edward                               -           -              -          -                 -            -
National Health Lab                          -           -              -          -                 -            -
Novello, Joseph R.                           -           -              -          -                 -            -
Pascualvaca, Dauphinais Drs.                 -           -              -          -                 -            -
Point of It All                            14.78       14.78            -          -                 -            -
Retina Consultants PC                        -           -              -          -                 -            -
Rite Aid of Washington                       -           -              -          -                 -            -
Rothschild, Stanley R.                       -           -              -          -                 -            -
RVI Inc.                                   15.05       15.05          15.05      15.05               -          15.05
Security Assurance Mgmt.                     -           -              -          -                 -            -
Skynear & Company                          11.91         -            11.91        -               11.91        11.91
Spence, Constinople  Drs.                    -           -              -          -                 -            -
Tanya Bio Aesthetics                       17.37         -           399.51     382.14             17.37       399.51
Teter, Lenore                                -           -              -          -                 -            -
Tree Top Toys Inc.                         42.59       42.59            -          -                 -            -
US Travel Systems Inc.                      9.00        9.00            -          -                 -            -
Voorthuis Opticians Inc.                   22.44       22.44            -          -                 -            -
Walker, Rondi Kathleen                       -           -              -          -                 -            -
Washington Framing Art                     21.53       21.53            -          -                 -            -
Washington Neurosurgical                     -           -              -          -                 -            -
Weinstein, Allan M.                          -           -              -          -                 -            -
                                          ---------------------------------------------------------------------------
                                          343.09      242.20         578.59     477.70            100.89       578.59

                                  SCHEDULE E
--------------------------------------------------------------------------------

FOXHALL SQUARE
PARKING INCOME/EXPENSE PRORATION
PRORATION MADE AS OF:           11:59 PM, SUNDAY, NOVEMBER 9, 1997
--------------------------------------------------------------------------------


FIGURES ARE FOR THE PERIOD OF 1/1/97-9/30/97


        TRANSIENT                                90,711.30
        ANNUAL                                  179,593.50
        OTHER INCOME                              5,670.01
                                                ----------
                                                           $275,974.81


OPERATING EXPENSES                              142,347.58
INCENTIVE MANAGEMENT FEE                          4,008.82
                                                ----------
        TOTAL EXPENSES                                      146,356.40
                                                           -----------


        YEAR TO DATE NET INCOME                             129,618.41
        AVERAGE MONTHLY INCOME                               14,402.05
        SELLER'S NOVEMBER PRO RATA SHARE                         30.00%
                                                           -----------
        SELLER'S PRO RATA SHARE OF AVG. MONTHLY NET INCOME    4,320.62

        TOTAL CREDIT TO SELLER                             $  4,320.62
                                                           -----------



NOTE: Seller is entitled to all of October parking revenue and Central Parking shall be instructed to remit such amount to Seller directly.